SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2004

                        COMMISSION FILE NUMBER:  000-26089
                                                 ---------

                       L.O.M. Medical International, Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                                 0178784
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(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

#3-1482 Springfield Road, Kelowna, British Columbia                      V1Y 5V3
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(Address of principal executive offices)                              (Zip Code)

                                  250.762.7552
                                  ------------
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                          32 Executive Park, Suite 105
                          Irvine, California 92614-6742
                                 (949) 660-9700
                            Facsimile: (949) 660-9010
















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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
------------------------------------

Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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Not Applicable.

ITEM 5.   OTHER EVENTS
----------------------

On May 28, 2004 the British Columbia Securities Commission (the "BCSC" or the "Commission") agreed to lift its cease trading order against L.O.M. Medical International Inc. ("LOM" or the "Company"). The full text of the BCSC's decision may be viewed at the Commission's website www.bcsc.bc.ca. The order
                                                   --------------
issued by the BCSC relevant to LOM states that the cease trading order against LOM is revoked on the conditions that:

LOM complete a rescission offer made in August 2001 to and accepted by certain residents of British Columbia and make a rescission offer to certain persons that had purchased securities of LOM subsequent to the August 2001 rescission offer, and

The former Chief Executive Officer of LOM and his family members comply with conditions set out in a letter agreement made among LOM, the former Chief Executive Officer of LOM and Le Monde Holdings Ltd. ("Le Monde"). The text of this letter agreement may be viewed at the BCSC's website.

Le Monde has agreed, subject to certain preconditions, to provide the funds necessary to complete the rescission offers. The more significant preconditions are that Le Monde is satisfied with the results of its due diligence investigation of LOM, that the former CEO of LOM and his family members put their shares into a voting trust which shall be in a form satisfactory to Le Monde and that LOM issue a secured convertible debenture in favour of Le Monde.

LOM has been advised by Le Monde that:

The funds necessary to complete the rescission offers have been placed in trust for this purpose;

Le Monde's due diligence is substantially complete;

The funds will be released upon conclusion of the due diligence and completion and execution of the voting trust agreement and the convertible debenture; and






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Legal counsel for Le Monde is preparing the voting trust agreement and the convertible debenture.

It is LOM's intention to comply with the conditions of the order issued by the BCSC as soon as practicable; however, LOM can not direct nor influence the former CEO of the Company nor can the Company influence the due diligence work being carried out by Le Monde. Unless all the conditions, which include those related to the former CEO of LOM, set out in the Commission's order are fulfilled the cease trading order against the Company will not be revoked.



June 2, 2004
Anthony Hawkshaw, President  & CEO


ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------------------------------

Not Applicable.

ITEM 7.   FINANCIAL STATEMENTS
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Not Applicable.

ITEM 8.   CHANGE IN FISCAL YEAR
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Not Applicable.

ITEM 9.   REGULATION FD DISCLOSURE
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Not Applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            L.O.M. MEDICAL INTERNATIONAL, INC.

                                            By: /s/ Anthony Hawkshaw
                                                -------------------------------
Date: June 2, 2004                              Anthony Hawkshaw,
                                                President & CEO







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